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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and " Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment Number 23 to the Registration Statement (Form N-1A)(No.33-25716) of The Chapman Funds, Inc. of our report dated December 3, 1999, included in the 1999 Annual Report to shareholders of the U.S. Treasury Money Fund.

                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 23, 2000